NATIONS FUNDS TRUST
Nations Value Fund
Nations MidCap Value Fund
(the “Funds”)

Supplement dated March 18, 2005
to Prospectuses dated August 1, 2004

     Effective immediately, the prospectuses for all share classes of the Funds are hereby supplemented to reflect changes to the principal investment strategies and risks of the Funds. Specifically, the prospectuses are supplemented to reflect that the Funds may invest in real estate investment trusts and the Funds have the following corresponding principal risk:

•	Real estate investment trust risk – Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.